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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CANYON RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CANYON RESOURCES CORPORATION
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401

NOTICE OF ADJOURNED
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 14, 2004

To Our Shareholders:

     For the reasons indicated below, the Annual Meeting of Shareholders of Canyon Resources Corporation (the “Company”), a Delaware corporation, originally noticed and scheduled to be held on Thursday, June 10, 2004, will be adjourned and an Adjourned Annual Meeting of Shareholders (the “Adjourned Meeting”) will be held at 3:00 p.m. (Mountain daylight time) on Wednesday, July 14, 2004, at the Denver West Marriott Hotel, 1717 Denver West Blvd., Golden, Colorado.

     All proxy cards that were sent to our shareholders with our Notice of Annual Meeting dated April 29, 2004, and that have been completed by shareholders and returned to us will be discarded. A new proxy card is enclosed for your use in connection with the Adjourned Meeting. Whether or not you plan to attend the Adjourned Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Do not return the proxy card sent to you with the original Notice of Annual Meeting dated April 29, 2004. All such proxies are invalid and will be discarded. Only the proxy cards provided with this Notice of Adjourned Annual Meeting will be valid for purposes of the Adjourned Meeting.

     Subsequent to sending our shareholders the Notice, Proxy Statement and our Annual Report for this years’ annual meeting of shareholders, the Company has restated its financial statements to account for the Company’s stock option plans using variable plan accounting, insofar as the Company has permitted option holders to exercise options by surrendering shares underlying unexercised options in payment of the exercise price of options. While the Company has accounted for options issued under the plans as fixed awards, it has been determined that variable plan accounting would be appropriate. The use of variable plan accounting requires a charge to compensation expense, commencing at the grant date, in an amount by which the market price of the Company’s stock covered by the grant exceeds the option price. This accounting continues and subsequent changes in the market price of the Company’s stock from the date of grant to the date of exercise or forfeiture result in a change in the measure of compensation cost for the award being recognized but not resulting in an accumulated adjustment below zero.

     Our Annual Report that we provided to our shareholders contained our United States Securities and Exchange Commission Report on Form 10-K for our fiscal year ending December 31, 2003, including our financial statements. Subsequent to the restatement of our financial statements using variable plan accounting, we have filed an amendment on Form 10-K/A with the United States Securities and Exchange Commission that includes and reflects the restatement of our financial statements. A copy of this amendment on Form 10-K/A is included with this Notice of Adjourned Annual Meeting of Shareholders.

     In order to provide our shareholders with sufficient opportunity to review the restated financial statements contained in the Form 10-K/A, we have determined to adjourn our annual meeting to July 14, 2004 as indicated above.

     Your proxy may be revoked by you at any time prior to the Adjourned Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Adjourned Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Adjourned Meeting and voting in person. If you are unable to attend, your proxy will assure your vote is counted.

     The record date for the Adjourned Meeting to be held on July 14, 2004 is April 20, 2004. This is the same as the record date for the originally scheduled Annual Meeting. All shareholders of record as of the close of business on April 20, 2004 are entitled to notice of and to vote at the Adjourned Meeting. A list of the shareholders entitled to vote at the Adjourned Meeting shall be open to the examination of any shareholder during ordinary business hours for a period of 10 days prior to the Adjourned Meeting at the Company’s headquarters, 14142 Denver West Parkway, Suite 250, Golden, Colorado. This is the only notice you will receive of the Adjourned Meeting.

     The agenda for the Adjourned Meeting is the same as set forth in our Original Notice of Annual Meeting of Shareholders dated April 29, 2004 and our Proxy Statement that accompanied such Notice. Except as indicated in this Notice of Adjourned Annual Meeting of Shareholders, the information contained in our original Notice and Proxy Statement remains accurate, complete and applicable to the Adjourned Meeting.

By Order of the Board of Directors

Gary C. Huber
Corporate Secretary

Golden, Colorado
June 3, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

PLEASE MAIL YOUR PROXY PROMPTLY

Proxy – Canyon Resources Corporation

This proxy is solicited by the Board of Directors of Canyon Resources Corporation.

The undersigned holder of Common Stock of Canyon Resources Corporation, hereby appoints Richard H. De Voto and Gary C. Huber, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Canyon Resources Corporation held of record by the undersigned on April 20, 2004, at the Adjourned Annual Meeting of Shareholders to be held on July 14, 2004, or at any adjournment thereof, with respect to the following issues.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: THE ELECTION OF RICHARD H. DE VOTO AND RONALD D. PARKER AS DIRECTORS; AND PROPOSALS (2), (3), and (4).

This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise. This Proxy, when properly executed, will be voted as directed above by the undersigned shareholders. If no direction is made, it will be voted FOR the election of Richard H. De Voto and Ronald D. Parker, as directors; FOR the approval of the Amended and Restated Incentive Stock Option Plan; FOR the approval of the Amended and Restated Non-Qualified Stock Option Plan; and FOR ratification of PricewaterhouseCoopers LLP as the Company’s auditor for the year ending 2004. This Proxy also may be voted, in the Proxies’ discretion, on such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Name
Name/Address
Name/Address
Address
Address

☐	Mark this box with an X if you have made
changes to your name or address details above.

Adjourned Annual Meeting Proxy Card

A	Election of Directors
1.	Election of Directors

		For	Withhold
	01 — Richard H. De Voto	☐	☐

	02 — Ronald D. Parker	☐	☐

B	Proposals
		For	Against	Abstain
2.	Approve the Amended and Restated Incentive Stock Option Plan	☐	☐	☐

3.	Approve the Amended and Restated Non-Qualified Stock Option Plan	☐	☐	☐

4.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending 2004	☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
(Please sign EXACTLY as your name appears on your stock certificate(s). If more than one name appears because of joint ownership, all joint owners should sign.)

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

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